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                                                                   EXHIBIT 23(e)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 3 to Form S-4 of our reports dated July 31, 1998, included in the Republic Group Incorporated's Form 10-K for the year ended June 30, 1998, and to all references to our Firm included in this Registration Statement.


                                                ARTHUR ANDERSEN LLP


Dallas, Texas
  November 4, 1998